LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 17, 2007

TO THE PROSPECTUSES DATED APRIL 16, 2007 OF

THE FUNDS INDICATED BELOW

The following information supplements the Prospectus for each of the funds listed below and supersedes any prior information:

Effective May 17, 2007, the below listed funds will be managed by a team of portfolio managers, sector specialists and other investment professionals led by the below listed individuals. Each team is responsible for overseeing the day-to-day operation of their respective funds. Portfolio manager biographical information follows the list of funds and corresponding portfolio management teams.

Legg Mason Partners Diversified Strategic Income Fund	S. Kenneth Leech / Stephen A. Walsh / Edward A. Moody / Mark S. Lindbloom / Carl L. Eichstaedt / Keith J. Gardner / Michael C. Buchanan / Detlev S. Schlichter

Legg Mason Partners Government Securities Fund	S. Kenneth Leech / Stephen A. Walsh / Mark S. Lindbloom / Ronald D. Mass/ Michael C. Buchanan

Legg Mason Partners New York Municipals Fund	S. Kenneth Leech / Stephen A. Walsh / Robert E. Amodeo / David T. Fare / Joseph P. Deane

PORTFOLIO MANAGER BIOGRAPHICAL INFORMATION

S. Kenneth Leech

Mr. Leech is a portfolio manager with Western Asset Management Company (“Western Asset”) and has been employed as portfolio manager for Western Asset for at least the past five years.

Stephen A. Walsh

Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Robert E. Amodeo

Mr. Amodeo has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc. from 1992 to 2005.

Michael C. Buchanan

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.

Joseph P. Deane

Mr. Deane has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Deane was with Citigroup Asset Management (“CAM”) or one of its affiliates since 1972.

Carl L. Eichstaedt

Mr. Eichstaedt is a portfolio manager associated with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

David T. Fare

Mr. Fare has been a portfolio manager for Western Asset since 2005. Prior to that time, Mr. Fare was with CAM or one of its affiliates since 1989.

Keith J. Gardner

Mr. Gardner is a portfolio manager with Western Asset and has been employed as portfolio manager/research analyst for Western Asset since 1994.

Mark S. Lindbloom

Mr. Lindbloom is a portfolio manager associated with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

Ronald D. Mass

Mr. Mass is a portfolio manager associated with Western Asset and has been employed as portfolio manager for Western Asset for the past five years.

Edward A. Moody

Mr. Moody is a portfolio manager with Western Asset and has been employed as a portfolio manager for Western Asset for at least the past five years.

Detlev S. Schlichter

Mr. Schlichter is a portfolio manager with Western Asset Company Limited (“WAM, Ltd”) and has been employed as a portfolio manager with WAM, Ltd for at least the past five years.

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